Hillshire
BRANDS

Since 1934 Hillshire Farm

Ball Park

Jimmy Dean

State Fair

Gallo Salame

aidells

Barclays Back To School Conference Sean Connolly, CEO Maria Henry, CFO September 5, 2012 Exhibit 99

Forward Looking Statements
We caution you that our remarks today may contain forward-looking statements about Hillshire Brands’ future operations, financial performance, and business conditions. These forward-looking statements are based on currently available competitive, financial, and economic data, as well as management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in these statements. Consequently, we caution you not to place undue reliance on forward-looking statements. We have provided additional information in past Hillshire Brands’ press releases and the Form 10-K, which we encourage you to review concerning factors that could cause actual results to differ materially from these forward-looking statements.
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FY12 Results
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FY11 FY12 YoY
Adjusted Net Sales 3,884 4,039 +4.0%
Adjusted Gross Profit 1,173 1,148 (2.1)%
Adjusted Gross Margin 30.2% 28.4% (180) Bps
Adjusted MAP 122 137 +12.9%
Adjusted Op Seg Income 414 396 (4.7)%
Adjusted Op Seg Margin 10.7% 9.8% (90) Bps
Adjusted Diluted EPS $1.20 $1.47 +23%
Continuing operations
($ millions, excludes significant items)
Note: Preliminary, pending filing of the 10-K
“Adjusted” numbers are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.

Pro Forma EPS Reflects Our New Organization
and Capital Structure
Continuing operations
(excludes significant items)
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FY11 FY12
Adjusted Diluted EPS $1.20 $1.47
Exited Businesses (0.02) (0.04)
Corporate 0.16  (0.01)
Net Interest 0.25 0.17
Tax Rate (0.01) (0.04)
Pro Forma Diluted EPS $1.58 $1.55
Note: Preliminary, pending filing of the 10-K
“Adjusted” and “Pro Forma” numbers are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
“Pro Forma Diluted EPS” is a non-GAAP financial measure calculated excluding the impact of significant items, exited businesses, and using estimated FY13 assumptions for corporate costs of $70 million, net interest expense of $40 million, and a tax rate of 35%.

Volumes Stabilized in Second Half
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Organic Volume* YOY%  change from FY11 to FY12
* Organic volume excludes exited businesses and non-comparable periods for acquired businesses
(6.2)%
(3.9)%
(0.3)%
0.2%
Q1 Q2 Q3 Q4

Pricing and Commodities Moderated in Second Half
FY11 Excludes Australia
(10) (15) +11 (5)
Pricing
Commodities
$ millions
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208
110
53
162
(218)
(125)
(42)
(167)
FY11 FY12 H1 FY12 H2 FY12

FY13 Guidance
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Guidance
Perspective
Conviction to invest in strategic areas
Some weak spots in the portfolio
Transition year:  more variability in outcome
Adjusted EPS $1.40 - $1.55
Net sales in line with FY12

Conservative Capital Structure
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$ millions
FY12 YE Cash Balance $235
FY12 YE Debt Balance $944
Legacy Cash Obligation $190-210
Net Interest Expense $35-40
Dividend Payout Ratio 32-36%
Note: Dividend payout ratio based on Adjusted EPS Guidance

Capital Allocation
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Top priority
Expect to increase over time
Strategic and opportunistic
Not in the near term
Low priority
Invest in Business
Dividends
Acquisitions
Share Repurchases
Pay Down Debt

Significant Value Creation Opportunity Barclays Back to School Conference 10 Volume Growth 2-3% Net Sales Growth 4-5% MAP % of Total Revenue 5% Operating Margin 10% 2015 TARGETS

Appendix Barclays Back to School Conference 11

($ in millions)
As
Reported
Impact of
Significant
Items Disp. Adjusted (1)
As
Reported
Impact of
Significant
Items Disp. Adjusted (1)
Net Sales 4,094 $          - $                  55 $           4,039 $            4,019 $        - $              135 $             3,884 $
Cost of Sales 2,961             30                 40              2,891                2,824            2                       112                2,710
Gross Profit 1,133             (30)                15              1,148                1,195            (2)                     23                    1,174
MAP Expense 137                 -                     -                 137                    124               -                       2                      122
SG&A (excluding MAP) 628                 6                     7                 615                    656               -                       18                    638
Net charges for exit activities, asset
and business dispositions 17                    17                 -                 -                          14                   14                    -                       -
Impairment Charges -                       -                     -                 -                          15                   15                    -                       -
Operating Segment Income 351 $             (53) $            8 $             396 $                386 $            (31) $              3 $                   414 $
(1) Adjusted numbers are non-GAAP financial measures.
Fiscal Year ended June 30, 2012 Fiscal Year ended July 2, 2011
Operating Segment Income Reconciliation – Reported
to Adjusted (Fiscal Year 2012)
12

Reconciliation of Earnings per Share – Continuing Ops
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Reconcilation of Earnings per share - Continuing businesses to Adjusted and Proforma
($ in Millions, except EPS)
Reported
Less:
Impact of
Significant
Items
Adjusted(1):
Excluding
Significant
Items
Less:
Disp.
Proforma
Adjs Proforma(2)
Op Seg Income 351 (53) 404 8 396
Corporate Expenses 277 208 69 - 1 70
Operating Income 74 (261) 335 8 (1) 326
Interest Expense - net 72 - 72 (32) 40
Debt Extinguishment costs 39 (39) - - -
Income before Tax (37) (300) 263 8 31 286
Income tax expense/(benefit) (15) (103) 88 3 15 100
Net Income (22) (197) 175 5 16 186
Diluted Shares 119 120 120 120 120 120
Diluted EPS ($0.18) ($1.65) $1.47 $0.04 $0.12 $1.55
Preliminary results pending the filing of the Company's 10-K
(2) Proforma EPS is a non-GAAP finanical measure excluding the impact of Significant Items, Exited businesses and using estimated FY13 assumptions for Corporate costs of $70M, Net Interest Expense of $40M and a tax rate of 35%
Fiscal Year ended June 30, 2012
(1) Adjusted EPS is a non-GAAP financial measure excluding the impat of Significant Items

Reconciliation of Earnings per Share – Continuing Ops
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Reconcilation of Earnings per share - Continuing businesses to Adjusted and Proforma
($ in Millions, except EPS)
Reported
Less:
Impact of
Significant
Items
Adjusted(1):
Excluding
Significant
Items
Less:
Disp.
Proforma
Adjs Proforma (2)
Op Seg Income 386 (31) 417 3 414
Corporate Expenses 161 60 101 - (31) 70
Operating Income 225 (91) 316 3 31 344
Interest Expense - net 87 - 87 (47) 40
Debt Extinguishment costs 55 55 - - -
Income before Tax 83 (146) 229 3 78 304
Income tax expense/(benefit) 27 (53) 80 1 27 106
Net Income 56 (93) 149 2 51 198
Diluted Shares 125 125 125 125 125 125
Diluted EPS $0.45 ($0.75) $1.20 $0.02 $0.40 $1.58
(2) Proforma EPS is a non-GAAP finanical measure excluding the impact of Significant Items, Exited businesses and using estimated FY13 assumptions for Corporate costs of $70M, Net Interest Expense of $40M and a tax rate of 35%
Fiscal Year ended July 2, 2011
(1) Adjusted EPS is a non-GAAP financial measure excluding the impat of Significant Items
Preliminary results pending the filing of the Company's 10-K